                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund
                        Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Managed Short Term Income Fund*
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Select Growth Portfolio
                        Strategic Stock Portfolio
                        Technology Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Tax Managed Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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
Insured Municipals Income Trust                                       Series 430
California Insured Municipals Income Trust                            Series 185
Michigan Insured Municipals Income Trust                              Series 162
New York Insured Municipals Income Trust                              Series 150
Pennsylvania Insured Municipals Income Trust                          Series 252

Van Kampen Focus Portfolios, Insured Income Trust                     Series 78
Van Kampen Focus Portfolios, Insured Income Trust                     Series 79
(Intermediate)
The Dow(SM) Strategic 10 Portfolio                                    March 2001 Series
The Dow(SM) Strategic 10 Portfolio                                    March 2001
Traditional Series
The Dow(SM) 5 & Tech Strategic Portfolio                              March 2001 Series
The Dow(SM) 5 & Tech Strategic Portfolio                              March 2001
Traditional Series
EAFE Strategic 20 Portfolio                                           March 2001 Series
Strategic Picks Opportunity Trust Portfolio                           March 2001 Series
NASDAQ Strategic 10 Portfolio                                         March 2001 Series
Dow & Tech Strategic 5 Portfolio                                      March 2001 Series
Internet Portfolio                                                    Series 28a
Internet Portfolio                                                    Series 28b
Morgan Stanley High-Technology 35 Index Portfolio                     Series 20a
Morgan Stanley High-Technology 35 Index Portfolio                     Series 20b
Utility Portfolio                                                     Series 10
Software Portfolio                                                    Series 8a
Software Portfolio                                                    Series 8b
Morgan Stanley U.S. Multinational Index Portfolio                     Series 8a
Morgan Stanley U.S. Multinational Index Portfolio                     Series 8b
The Dow 30 Index Portfolio                                            Series 11
Great International Firms Portfolio                                   Series 16
Biotechnology and Pharmaceutical Portfolio                            Series 14a
Biotechnology and Pharmaceutical Portfolio                            Series 14b
Telecommunications & Bandwidth Portfolio                              Series 14a
Telecommunications and Bandwidth Portfolio                            Series 14b
Morgan Stanley Consumer Index Portfolio                               Series 1a
Morgan Stanley Consumer Index Portfolio                               Series 1b
Semi-Conductor Portfolio                                              Series 6a
Semi-Conductor Portfolio                                              Series 6b
Global Wireless Portfolio                                             Series 7a
Global Wireless Portfolio                                             Series 7b
Roaring 2000s Portfolio                                               Series 11a
Roaring 2000s Portfolio                                               Series 11b
Roaring 2000s Portfolio Traditional                                   Series 9a
Roaring 2000s Portfolio Traditional                                   Series 9b
Global Energy Portfolio                                               Series 17
Financial Institutions Portfolio                                      Series 9a
Financial Institutions Portfolio                                      Series 9b
Van Kampen Life Portfolios,
 Bandwidth & Telecommunications                                       Series 1
 Biotechnology & Pharmaceutical                                       Series 1
 Internet                                                             Series 1
 Morgan Stanley High-Technology 35 Index                              Series 1
 Morgan Stanley U.S. Multinational 50 Index                           Series 1

Birinyi Equity Select Trust                                           Series 2
Josephthal Research Series, Select Equity Portfolio                   III
Josephthal Techlecom Portfolio                                        Series 2
Edward Jones Central Equity Trust, Diversified Income                 Series 2
Edward Jones Select Growth Trust                                      April 2001 Series

Investors' Corporate Income Trust                           Series 1 and Subsequent Series
Tax Exempt Trust for Various State Residents
Investors' Quality Tax-Exempt Trust                         Series 1 and Subsequent Series
The First National Dual Series Tax-Exempt Bond Trust        Series 3 and Subsequent Series